EXHIBIT 20.1


                      MONTHLY SERVICER'S CERTIFICATE

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                 --------------------------------------------


                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                 --------------------------------------------

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1.   Capitalized   terms   used  in  this   Certificate  have  their  respective
meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on January 18, 2000 and covers activity from November 25, 1999 through December 24, 1999.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 13th day of January 2000.

                         AMERICAN EXPRESS TRAVEL RELATED
                         SERVICES COMPANY, INC., as Servicer

                         By:/s/ Lawrence Fazzari
                            --------------------------------
                            Name:  Lawrence Fazzari
                            Title: Vice President
                                   Business Results



I.  Monthly Period Trust Activity
-----------------------------------------------------------------------------------------------------------------------------------


A. Trust Activity                                    Trust Totals
-----------------                                    ------------
Number of days in period                                       30
Beginning Principal Receivable Balance          10,038,691,770.72
Special Funding Account Balance                              0.00
Beginning Total Principal Balance               10,038,691,770.72

Finance Charge Collections (excluding              138,602,766.00
  Discount Option & Recoveries)
Discount Percentage                                          2.00%
Discount Option Receivables Collections             18,512,840.58
Premium Option Receivables Collections                       0.00
Recoveries                                           7,783,700.00
Total Collections of Finance Charge Receiv         164,899,306.58
Total Collections of Principal Receivables         907,129,188.42
Monthly Payment Rate                                       9.0363%
Defaulted amount                                    50,314,745.74
Annualized Default Rate                                    5.9406%
Trust Portfolio Yield                                     13.8874%
New Principal Receivables                        1,223,509,089.74
Ending Principal Receivables Balance            10,304,756,926.30
Ending Required Minimum Principal Balance        7,490,000,000.00
Ending Transferor Amount                         3,304,756,926.30
Ending Special Funding Account Balance                       0.00
Ending Total Principal Balance                  10,304,756,926.30



B. Series Allocations                               Series 1996-1      Series 1997-1     Series 1998-1     Series 1999-1
---------------------                               -------------      -------------     -------------     -------------

Group Number                                                    1                  1                 2                 1
Invested Amount                                  1,000,000,000.00   1,000,000,000.00  1,000,000,000.00  1,000,000,000.00
Adjusted Invested Amount                         1,000,000,000.00   1,000,000,000.00  1,000,000,000.00  1,000,000,000.00
Principal Funding Account Balance                            0.00               0.00              0.00              0.00
Series Required Transferor Amount                   70,000,000.00      70,000,000.00     70,000,000.00     70,000,000.00
Series Allocation Percentage                                14.29%             14.29%            14.29%            14.29%
Series Alloc. Finance Charge Collections            23,557,043.80      23,557,043.80     23,557,043.80     23,557,043.80
Series Allocable Recoveries                          1,111,957.14       1,111,957.14      1,111,957.14      1,111,957.14
Series Alloc. Principal Collections                129,589,884.06     129,589,884.06    129,589,884.06    129,589,884.06
Series Allocable Defaulted Amount                    7,187,820.82       7,187,820.82      7,187,820.82      7,187,820.82


B. Series Allocations                               Series 1999-2      Series 1999-3     Series 1999-4     Series 1999-5
---------------------                               -------------      -------------     -------------     -------------

Group Number                                                    1                  2                 2                 2
Invested Amount                                    500,000,000.00   1,000,000,000.00    500,000,000.00    500,000,000.00
Adjusted Invested Amount                           500,000,000.00   1,000,000,000.00    500,000,000.00    500,000,000.00
Principal Funding Account Balance                            0.00               0.00              0.00              0.00
Series Required Transferor Amount                   35,000,000.00      70,000,000.00     35,000,000.00     35,000,000.00
Series Allocation Percentage                                 7.14%             14.29%             7.14%             7.14%
Series Alloc. Finance Charge Collections            11,778,521.90      23,557,043.80     11,778,521.90     11,778,521.90
Series Allocable Recoveries                            555,978.57       1,111,957.14        555,978.57        555,978.57
Series Alloc. Principal Collections                 64,794,942.03     129,589,884.06     64,794,942.03     64,794,942.03
Series Allocable Defaulted Amount                    3,593,910.41       7,187,820.82      3,593,910.41      3,593,910.41


B. Series Allocations                               Series 1999-6                                            Trust Total
---------------------                               -------------                                            -----------
Group Number                                                    2
Invested Amount                                    500,000,000.00                                       7,000,000,000.00
Adjusted Invested Amount                           500,000,000.00                                       7,000,000,000.00
Principal Funding Account Balance                            0.00                                                   0.00
Series Required Transferor Amount                   35,000,000.00                                         490,000,000.00
Series Allocation Percentage                                 7.14%                                                   100%
Series Alloc. Finance Charge Collections            11,778,521.90                                         164,899,306.58
Series Allocable Recoveries                            555,978.57                                           7,783,700.00
Series Alloc. Principal Collections                 64,794,942.03                                         907,129,188.42
Series Allocable Defaulted Amount                    3,593,910.41                                          50,314,745.74



C. Group Allocations
--------------------


1. Group 1 Allocations                          Series 1996-1      Series 1997-1    Series 1999-1     Series 1999-2   Group 1 Total
----------------------                          -------------      -------------    -------------     -------------   -------------
Investor Finance Charge Collections             16,426,374.11      16,426,374.11    16,426,374.11      8,213,187.05   57,492,309.38

Investor Monthly Interest                        5,735,260.42       5,425,156.25     4,847,135.42      2,555,963.54   18,563,515.63
Investor Default Amount                          5,012,081.94       5,012,081.94     5,012,081.94      2,506,040.97   17,542,286.79
Investor Monthly Fees                            1,666,666.67       1,666,666.67     1,666,666.67        833,333.33    5,833,333.33
Investor Additional Amounts                              0.00               0.00             0.00              0.00            0.00
Total                                           12,414,009.02      12,103,904.86    11,525,884.02      5,895,337.85   41,939,135.75

Reallocated Investor Finance Charge Collections 16,426,374.11      16,426,374.11    16,426,374.11      8,213,187.05   57,492,309.38
Available Excess                                 4,012,365.08       4,322,469.25     4,900,490.08      2,317,849.21   15,553,173.63


2. Group 2 Allocations                          Series 1998-1      Series 1999-3    Series 1999-4     Series 1999-5   Series 1999-6
----------------------                          -------------      -------------    -------------     -------------   -------------

Investor Finance Charge Collections             16,426,374.11      16,426,374.11     8,213,187.05      8,213,187.05    8,213,187.05

Investor Monthly Interest                        6,246,319.44       6,314,508.33     3,169,720.83      3,203,744.44    3,186,272.22
Investor Default Amount                          5,012,081.94       5,012,081.94     2,506,040.97      2,506,040.97    2,506,040.97
Investor Monthly Fees                            1,666,666.67       1,666,666.67       833,333.33        833,333.33      833,333.33
Investor Additional Amounts                              0.00               0.00             0.00              0.00            0.00
Total                                           12,925,068.05      12,993,256.94     6,509,095.14      6,543,118.75    6,525,646.53

Reallocated Investor Finance Charge Collections 16,426,374.11      16,426,374.11     8,213,187.05      8,213,187.05    8,213,187.05
Available Excess                                 3,501,306.06       3,433,117.17     1,704,091.92      1,670,068.31    1,687,540.53


2. Group 2 Allocations                                                                                                Group 2 Total
----------------------                                                                                                -------------

Investor Finance Charge Collections                                                                                   57,492,309.38

Investor Monthly Interest                                                                                             22,120,565.28
Investor Default Amount                                                                                               17,542,286.79
Investor Monthly Fees                                                                                                  5,833,333.33
Investor Additional Amounts                                                                                                    0.00
Total                                                                                                                 45,496,185.41

Reallocated Investor Finance Charge Collections                                                                       57,492,309.38
Available Excess                                                                                                      11,996,123.97




D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                         170,461,962.00
61-90 Days Delinquent:                          90,162,124.00
90+ Days Delinquent:                           124,257,658.00
Total 30+ Days Delinquent:                     384,881,744.00






II. Series 1996-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations       Interest             Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount            1,434,098,824.39   1,000,000,000.00    434,098,824.39
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            69.7302%          30.2698%
Principal Allocation Percentage                               N/A            69.7302%          30.2698%
Collections of Finance Chg. Receivables             23,557,043.80      16,426,374.11      7,130,669.69
Collections of Principal Receivables               129,589,884.06      90,363,287.28     39,226,596.78
Defaulted Amount                                     7,187,820.82       5,012,081.94      2,175,738.88

Ending Invested / Transferor Amounts             1,472,108,132.33   1,000,000,000.00    472,108,132.33


                                                                                             Collateral
B. Monthly Period Funding Requirements                    Class A            Class B          Interest             Total
--------------------------------------                    -------            -------         ---------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  December 15, 1999 - January 17, 2000               6.8000%            6.9500%           6.8625%
Monthly Interest Due                                 4,901,666.67         347,500.00        486,093.75      5,735,260.42
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   4,901,666.67         347,500.00        486,093.75      5,735,260.42
Investor Default Amount                              4,335,450.88         300,724.92        375,906.15      5,012,081.94
Investor Monthly Fees Due                            1,441,666.67         100,000.00        125,000.00      1,666,666.67
Investor Additional Amounts Due
Total Due                                           10,678,784.21         748,224.92        986,999.90     12,414,009.02

Reallocated Investor Finance Charge Collections                                                            16,426,374.11
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.8874%
Base Rate                                                                                                         7.9462%


                                                                                           Collateral
C. Certificates - Balances and Distribution               Class A            Class B        Interest              Total
-------------------------------------------               -------            -------       ----------             -----

Beginning Certificates Balance                     865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00
Interest Distributions                               4,901,666.67         347,500.00        486,093.75      5,735,260.42
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  4,901,666.67         347,500.00        486,093.75      5,735,260.42
Ending Certificates Balance                        865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.67

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             5.67

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class  A  Investor   Charge-Offs  and   Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-
            Offs  per  $1,000  original
           certificate principal amount:                    $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount  reimbursed  in respect of Class
           A Investor  Charge-Offs  per $1,000
           original certificate principal amount:           $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of
           the Class A Certificates  exceeds the Class
           A Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.79

      2.   Amount of the distribution in
           respect of class B monthly interest:             $             5.79

      3.   Amount of the distribution in
           respect of class B outstanding monthly
           interest:                                        $             0.00

      4.   Amount of the distribution in
           respect of class B additional interest:          $             0.00

      5.   Amount of the distribution in
           respect of class B principal:                    $             0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount  reimbursed  in respect
           of such  reductions  in the Class B
           Invested Amount:                                 $             0.00

      4.   The  amount set forth in  paragraph  3
           above,  per  $1,000  original certificate
           principal amount:                                $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           Class B Certificates  exceeds the Class B
           Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


H.  Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       486,093.75

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       486,093.75

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.  Amount of reductions in Collateral Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount  reimbursed  in respect
           of such  reductions  in the Collateral
           Invested Amount:                                 $             0.00


J.  Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,208,813.60

           a.   Class A Monthly Interest:                   $     4,901,666.67
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,335,450.88

           e.   Excess Spread:                              $     4,971,696.06


      2.   Class B Available Funds:                         $       985,582.45

           a.   Class B Monthly Interest:                   $       347,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       638,082.45

      3.   Collateral Available Funds:                      $     1,231,978.06

           a.   Excess Spread:                              $     1,231,978.06

      4.   Total Excess Spread:                             $     6,841,756.56


K.  Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           69.7302%

      2.   Series 1996-1 Allocable Principal
           Collections:                                     $   129,589,884.06

      3.   Principal Allocation Percentage of
           Series 1996-1 Allocable Principal
           Collections:                                     $    90,363,287.28

      4.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      5.   Item 3 minus item 4:                             $    90,363,287.28

      6.   Shared Principal Collections from other
           Series allocated to Series 1996-1:                             N/A

      7.   Other amounts Treated as Available Principal
           Collections:                                     $     5,012,081.94

      8.   Available Principal Collections
           (total of 5., 6. & 7.):                          $    95,375,369.22

L.  Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:        $             0.00

      4.   Treated as Shared Principal Collections:         $    95,375,369.22


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:                       N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

      1.   Excess Spread:                                   $     6,841,756.56

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
           as Available Principal Collections:              $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       300,724.92
      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00
      8.   Applied to Collateral Monthly Interest:          $       486,093.75
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
           Available Principal Collections:                 $       375,906.15
      11.  Reduction of Collateral Invested Amount
           treated as Available Principal Collections:      $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
           Collateral Interest Holder:                      $             0.00
      l4.  Balance:                                         $     4,012,365.08


O.  Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.9462%
           b.   Prior Monthly Period               8.8553%
           c.   Second Prior Monthly Period        8.5844%

      2.   Three Month Average Base Rate                               8.4619%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.89%
           b.   Prior Monthly Period                13.69%
           c.   Second Prior Monthly Period         14.37%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.98%


III. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations       Interest            Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount            1,434,098,824.39   1,000,000,000.00    434,098,824.39
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            69.7302%          30.2698%
Principal Allocation Percentage                               N/A            69.7302%          30.2698%
Collections of Finance Chg. Receivables             23,557,043.80      16,426,374.11      7,130,669.69
Collections of Principal Receivables               129,589,884.06      90,363,287.28     39,226,596.78
Defaulted Amount                                     7,187,820.82       5,012,081.94      2,175,738.88

Ending Invested / Transferor Amounts             1,472,108,132.33   1,000,000,000.00    472,108,132.33


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  December 15, 1999 - January 17, 2000               6.4000%            6.5500%           6.8375%
Monthly Interest Due                                 4,613,333.33         327,500.00        484,322.92      5,425,156.25
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   4,613,333.33         327,500.00        484,322.92      5,425,156.25
Investor Default Amount                              4,335,450.88         300,724.92        375,906.15      5,012,081.94
Investor Monthly Fees Due                            1,441,666.67         100,000.00        125,000.00      1,666,666.67
Investor Additional Amounts Dues
Total Due                                           10,390,450.88         728,224.92        985,229.06     12,103,904.86

Reallocated Investor Finance Charge Collections                                                            16,426,374.11
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.8874%
Base Rate                                                                                                         7.6133%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00
Interest Distributions                               4,613,333.33         327,500.00        484,322.92      5,425,156.25
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  4,613,333.33         327,500.00        484,322.92      5,425,156.25
Ending Certificates Balance                        865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.33

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             5.33

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E.  Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-
           Offs  per  $1,000  original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount  reimbursed  in respect of Class
           A Investor  Charge-Offs  per $1,000
           original certificate principal amount:           $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           Class A Certificates  exceeds the Class
           A Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.46

      2.   Amount of the distribution in
           respect of class B monthly interest:             $             5.46

      3.   Amount of the distribution in
           respect of class B outstanding monthly
           interest:                                        $             0.00

      4.   Amount of the distribution in
           respect of class B additional interest:          $             0.00

     5.    Amount of the distribution in
           respect of class B principal:                    $             0.00

G.  Amount  of  reductions  in  Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount  reimbursed  in respect
           of such  reductions  in the Class B
           Invested Amount:                                 $             0.00

      4.   The  amount set forth in  paragraph  3
           above,  per  $1,000  original certificate
           principal amount:                                $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           Class B Certificates  exceeds the Class B
           Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


H.  Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       484,322.92

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       484,322.92

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.  Amount of reductions in Collateral Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount  reimbursed  in respect
           of such  reductions  in the Collateral
           Invested Amount:                                 $             0.00


J.  Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,208,813.60

           a.   Class A Monthly Interest:                   $     4,613,333.33
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                (Treated as Available Principal
                Collections):                               $     4,335,450.88

           e.   Excess Spread:                              $     5,260,029.39


      2.   Class B Available Funds:                         $       985,582.45

           a.   Class B Monthly Interest:                   $       327,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       658,082.45

      3.   Collateral Available Funds:                      $     1,231,978.06

           a.   Excess Spread:                              $     1,231,978.06

      4.   Total Excess Spread:                             $     7,150,089.90


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           69.7302%

      2.   Series 1997-1 Allocable Principal
           Collections:                                     $   129,589,884.06

      3.   Principal Allocation Percentage of
           Series 1997-1 Allocable Principal
           Collections:                                     $    90,363,287.28

      4.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      5.   Item 3 minus item 4:                             $    90,363,287.28

      6.   Shared Principal Collections from other
           Series allocated to Series 1997-1:                              N/A

      7.   Other amounts Treated as Available Principal
           Collections:                                     $     5,012,081.94

      8.   Available Principal Collections
           (total of 5., 6. & 7.):                          $    95,375,369.22

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:        $             0.00

      4.   Treated as Shared Principal Collections:         $    95,375,369.22


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:                       N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

      1.   Excess Spread:                                   $     7,150,089.90

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
           as Available Principal Collections:              $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       300,724.92
      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00
      8.   Applied to Collateral Monthly Interest:          $       484,322.92
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
           Available Principal Collections:                 $       375,906.15
      11.  Reduction of Collateral Invested Amount
           treated as Available Principal Collections:      $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
           Collateral Interest Holder:                      $             0.00
      l4.  Balance:                                         $     4,322,469.25


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.6133%
           b.   Prior Monthly Period               8.4783%
           c.   Second Prior Monthly Period        8.2194%

      2.   Three Month Average Base Rate                               8.1037%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.89%
           b.   Prior Monthly Period                13.69%
           c.   Second Prior Monthly Period         14.37%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.98%


IV. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations        Interest            Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount            1,434,098,824.39   1,000,000,000.00    434,098,824.39
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            69.7302%          30.2698%
Principal Allocation Percentage                               N/A            69.7302%          30.2698%
Collections of Finance Chg. Receivables             23,557,043.80      16,426,374.11      7,130,669.69
Collections of Principal Receivables               129,589,884.06      90,363,287.28     39,226,596.78
Defaulted Amount                                     7,187,820.82       5,012,081.94      2,175,738.88

Ending Invested / Transferor Amounts             1,472,108,132.33   1,000,000,000.00    472,108,132.33


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  December 15, 1999 - January 17, 2000               6.5525%            6.7125%           7.0625%
Monthly Interest Due                                 5,105,489.58         507,166.67        633,663.19      6,246,319.44
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   5,105,489.58         507,166.67        633,663.19      6,246,319.44
Investor Default Amount                              4,134,967.60         400,966.56        476,147.78      5,012,081.94
Investor Monthly Fees Due                            1,375,000.00         133,333.33        158,333.33      1,666,666.67
Investor Additional Amounts Dues
Total Due                                           10,615,457.18       1,041,466.56      1,268,144.31     12,925,068.05

Reallocated Investor Finance Charge Collections                                                            16,426,374.11
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.8874%
Base Rate                                                                                                         8.4948%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00
Interest Distributions                               5,105,489.58         507,166.67        633,663.19      6,246,319.44
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  5,105,489.58         507,166.67        633,663.19      6,246,319.44
Ending Certificates Balance                        825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             6.19

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             6.19

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-
           Offs  per  $1,000  original  certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount  reimbursed  in respect of Class
           A Investor  Charge-Offs  per $1,000
           original certificate principal amount:           $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           Class A Certificates  exceeds the Class
           A Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             6.34

      2.   Amount of the distribution in
           respect of class B monthly interest:             $             6.34

      3.   Amount of the distribution in
           respect of class B outstanding monthly
           interest:                                        $             0.00

      4.   Amount of the distribution in
           respect of class B additional interest:          $             0.00

     5.    Amount of the distribution in
           respect of class B principal:                    $             0.00


G.   Amount of reductions in Class B Invested Amount  pursuant  to  clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount  reimbursed  in respect
           of such  reductions  in the  Class B
           Invested Amount:                                 $             0.00

      4.   The  amount set forth in  paragraph  3
           above,  per  $1,000  original certificate
           principal amount:                                $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           Class B Certificates  exceeds the Class B
           Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


H.   Information regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       633,663.19

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       633,663.19

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect  of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount  reimbursed  in respect
           of such  reductions  in the Collateral
           Invested Amount:                                 $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    13,551,758.64

           a.   Class A Monthly Interest:                   $     5,105,489.58
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                (Treated as Available Principal
                Collections):                               $     4,134,967.60

           e.   Excess Spread:                              $     4,311,301.45


      2.   Class B Available Funds:                         $     1,314,109.93

           a.   Class B Monthly Interest:                   $       507,166.67
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       806,943.26

      3.   Collateral Available Funds:                      $     1,560,505.54

           a.   Excess Spread:                              $     1,560,505.54

      4.   Total Excess Spread:                             $     6,678,750.26


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           69.7302%

      2.   Series 1998-1 Allocable Principal
           Collections:                                     $   129,589,884.06

      3.   Principal Allocation Percentage of
           Series 1998-1 Allocable Principal
           Collections:                                     $    90,363,287.28

      4.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      5.   Item 3 minus item 4:                             $    90,363,287.28

      6.   Shared Principal Collections from other
           Series allocated to Series 1998-1:                             N/A

      7.   Other amounts Treated as Available Principal
           Collections:                                     $     5,012,081.94

      8.   Available Principal Collections
           (total of 5., 6. & 7.):                          $    95,375,369.22

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    95,000,000.00

      2.   Required Collateral Invested Amount              $    95,000,000.00

      3.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:        $             0.00

      4.   Treated as Shared Principal Collections:         $    95,375,369.22


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:                       N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

      1.   Excess Spread:                                   $     6,678,750.26

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
           as Available Principal Collections:              $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       400,966.56
      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00
      8.   Applied to Collateral Monthly Interest:          $       633,663.19
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
           Available Principal Collections:                 $       476,147.78
      11.  Reduction of Collateral Invested Amount
           treated as Available Principal Collections:      $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
           Collateral Interest Holder:                      $             0.00
      l4.  Balance:                                         $     3,501,306.06


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.4948%
           b.   Prior Monthly Period               7.6561%
           c.   Second Prior Monthly Period        7.5971%

      2.   Three Month Average Base Rate                               7.9160%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.89%
           b.   Prior Monthly Period                13.69%
           c.   Second Prior Monthly Period         14.37%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.98%


IV. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations       Interest             Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount            1,434,098,824.39   1,000,000,000.00    434,098,824.39
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            69.7302%          30.2698%
Principal Allocation Percentage                               N/A            69.7302%          30.2698%
Collections of Finance Chg. Receivables             23,557,043.80      16,426,374.11      7,130,669.69
Collections of Principal Receivables               129,589,884.06      90,363,287.28     39,226,596.78
Defaulted Amount                                     7,187,820.82       5,012,081.94      2,175,738.88

Ending Invested / Transferor Amounts             1,472,108,132.33   1,000,000,000.00    472,108,132.33


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  December 15, 1999 - January 17, 2000               5.6000%            5.8500%           7.3125%
Monthly Interest Due                                 4,036,666.67         292,500.00        517,968.75      4,847,135.42
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   4,036,666.67         292,500.00        517,968.75      4,847,135.42
Investor Default Amount                              4,335,450.88         300,724.92        375,906.15      5,012,081.94
Investor Monthly Fees Due                            1,441,666.67         100,000.00        125,000.00      1,666,666.67
Investor Additional Amounts Dues
Total Due                                            9,813,784.21         693,224.92      1,018,874.90     11,525,884.02

Reallocated Investor Finance Charge Collections                                                            16,426,374.11
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.8874%
Base Rate                                                                                                         6.9928%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00
Interest Distributions                               4,036,666.67         292,500.00        517,968.75      4,847,135.42
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  4,036,666.67         292,500.00        517,968.75      4,847,135.42
Ending Certificates Balance                        865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.67

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.67

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-
           Offs  per  $1,000  original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount  reimbursed  in respect of Class
           A Investor  Charge-Offs  per $1,000
           original certificate principal amount:           $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           Class A Certificates  exceeds the Class
           A Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             4.88

      2.   Amount of the distribution in
           respect of class B monthly interest:             $             4.88

      3.   Amount of the distribution in
           respect of class B outstanding monthly
           interest:                                        $             0.00

      4.   Amount of the distribution in
           respect of class B additional interest:          $             0.00

     5.    Amount of the distribution in
           respect of class B principal:                    $             0.00


G.   Amount  of  reductions  in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount  reimbursed  in respect
           of such  reductions  in the Class B
           Invested Amount:                                 $             0.00

      4.   The  amount set forth in  paragraph  3
           above,  per  $1,000  original certificate
           principal amount:                                $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           Class B Certificates  exceeds the Class B
           Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       517,968.75

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       517,968.75

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount  reimbursed  in respect
           of such  reductions  in the Collateral
           Invested Amount:                                 $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,208,813.60

           a.   Class A Monthly Interest:                   $     4,036,666.67
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                (Treated as Available Principal
                Collections):                               $     4,335,450.88

           e.   Excess Spread:                              $     5,836,696.06


      2.   Class B Available Funds:                         $       985,582.45

           a.   Class B Monthly Interest:                   $       292,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       693,082.45

      3.   Collateral Available Funds:                      $     1,231,978.06

           a.   Excess Spread:                              $     1,231,978.06

      4.   Total Excess Spread:                             $     7,761,756.56


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           69.7302%

      2.   Series 1999-1 Allocable Principal
           Collections:                                     $   129,589,884.06

      3.   Principal Allocation Percentage of
           Series 1999-1 Allocable Principal
           Collections:                                     $    90,363,287.28

      4.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      5.   Item 3 minus item 4:                             $    90,363,287.28

      6.   Shared Principal Collections from other
           Series allocated to Series 1999-1:                              N/A

      7.   Other amounts Treated as Available Principal
           Collections:                                     $     5,012,081.94

      8.   Available Principal Collections
           (total of 5., 6. & 7.):                          $    95,375,369.22

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:        $             0.00

      4.   Treated as Shared Principal Collections:         $    95,375,369.22


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:                       N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

      1.   Excess Spread:                                   $     7,761,756.56

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
           as Available Principal Collections:              $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       300,724.92
      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00
      8.   Applied to Collateral Monthly Interest:          $       517,968.75
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
           Available Principal Collections:                 $       375,906.15
      11.  Reduction of Collateral Invested Amount
           treated as Available Principal Collections:      $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
           Collateral Interest Holder:                      $             0.00
      l4.  Balance:                                         $     4,900,490.08


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             6.9928%
           b.   Prior Monthly Period               7.7702%
           c.   Second Prior Monthly Period        7.5353%

      2.   Three Month Average Base Rate                               7.4328%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.89%
           b.   Prior Monthly Period                13.69%
           c.   Second Prior Monthly Period         14.37%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.98%


IV. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series      Total  Investor        Transferors
A. Investor/Transferor Allocations                    Allocations       Interest             Interest
----------------------------------                    -----------   ----------------      ------------

Beginning Invested /Transferor Amount              717,049,412.19     500,000,000.00    217,049,412.19
Beginning Adjusted Invested Amount                            N/A     500,000,000.00               N/A
Floating Allocation Percentage                                N/A            69.7302%          30.2698%
Principal Allocation Percentage                               N/A            69.7302%          30.2698%
Collections of Finance Chg. Receivables             11,778,521.90       8,213,187.05      3,565,334.84
Collections of Principal Receivables                64,794,942.03      45,181,643.64     19,613,298.39
Defaulted Amount                                     3,593,910.41       2,506,040.97      1,087,869.44

Ending Invested / Transferor Amounts               736,054,066.16     500,000,000.00    236,054,066.16


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  December 15, 1999 - January 17, 2000              5.95000%           6.10000%          7.31250%
Monthly Interest Due                                 2,144,479.17         152,500.00        258,984.38      2,555,963.54
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   2,144,479.17         152,500.00        258,984.38      2,555,963.54
Investor Default Amount                              2,167,725.44         150,362.46        187,953.07      2,506,040.97
Investor Monthly Fees Due                              720,833.33          50,000.00         62,500.00        833,333.33
Investor Additional Amounts Dues
Total Due                                            5,033,037.94         352,862.40        509,437.45      5,895,337.85

Reallocated Investor Finance Charge Collections                                                             8,213,187.05
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.8874%
Base Rate                                                                                                         7.2770%


                                                                                           Collateral
C. Certificates - Balances and Distributions              Class A            Class B        Interest               Total
--------------------------------------------              -------            -------       -----------             -----

Beginning Certificates Balance                     432,500,000.00      30,000,000.00     37,500,000.00    500,000,000.00
Interest Distributions                               2,144,479.17         152,500.00        258,984.38      2,555,963.54
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  2,144,479.17         152,500.00        258,984.38      2,555,963.54
Ending Certificates Balance                        432,500,000.00      30,000,000.00     37,500,000.00    500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.96

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             4.96

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E.   Class A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-
           Offs  per  $1,000  original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount  reimbursed  in respect of Class
           A Investor  Charge-Offs  per  $1,000
           original certificate principal amount :          $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of
           the Class A Certificates  exceeds the Class
           A Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.08

      2.   Amount of the distribution in
           respect of class B monthly interest:             $             5.08

      3.   Amount of the distribution in
           respect of class B outstanding monthly
           interest:                                        $             0.00

      4.   Amount of the distribution in
           respect of class B additional interest:          $             0.00

     5.    Amount of the distribution in
           respect of class B principal:                    $             0.00


G.   Amount  of  reductions  in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount  reimbursed  in respect
           of such  reductions  in the Class B
           Invested Amount:                                 $             0.00

      4.   The  amount set forth in  paragraph  3
           above,  per  $1,000  original certificate
           principal amount:                                $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           Class B Certificates  exceeds the Class B
           Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


H.   Information regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       258,984.38

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       258,984.38

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect  of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount  reimbursed  in respect
           of such  reductions  in the Collateral
           Invested Amount:                                 $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     7,104,406.80

           a.   Class A Monthly Interest:                   $     2,144,479.17
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                (Treated as Available Principal
                Collections):                               $     2,167,725.44

           e.   Excess Spread:                              $     2,792,202.20


      2.   Class B Available Funds:                         $       492,791.22

           a.   Class B Monthly Interest:                   $       152,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       340,291.22

      3.   Collateral Available Funds:                      $       615,989.03

           a.   Excess Spread:                              $       615,989.03

      4.   Total Excess Spread:                             $     3,748,482.45


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           69.7302%

      2.   Series 1999-2 Allocable Principal
           Collections:                                     $    64,794,942.03

      3.   Principal Allocation Percentage of
           Series 1999-2 Allocable Principal
           Collections:                                     $    45,181,643.64

      4.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      5.   Item 3 minus item 4:                             $    45,181,643.64

      6.   Shared Principal Collections from other
           Series allocated to Series 1999-2:                              N/A

      7.   Other amounts Treated as Available Principal
           Collections:                                     $     2,506,040.97

      8.   Available Principal Collections
           (total of 5., 6. & 7.):                          $    47,687,684.61

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    37,500,000.00

      2.   Required Collateral Invested Amount              $    37,500,000.00

      3.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:        $             0.00

      4.   Treated as Shared Principal Collections:         $    47,687,684.61


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:                       N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

      1.   Excess Spread:                                   $     3,748,482.45

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
           as Available Principal Collections:              $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       150,362.46
      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00
      8.   Applied to Collateral Monthly Interest:          $       258,984.38
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
           Available Principal Collections:                 $       187,953.07
      11.  Reduction of Collateral Invested Amount
           treated as Available Principal Collections:      $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
           Collateral Interest Holder:                      $             0.00
      l4.  Balance:                                         $     2,317,849.21


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.2770%
           b.   Prior Monthly Period               8.0924%
           c.   Second Prior Monthly Period        7.8471%

      2.   Three Month Average Base Rate                               7.7388%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.89%
           b.   Prior Monthly Period                13.69%
           c.   Second Prior Monthly Period         14.37%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.98%


IV. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations        Interest            Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount            1,434,098,824.39   1,000,000,000.00    434,098,824.39
Beginning Adjusted Invested Amount                            N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                                N/A            69.7302%          30.2698%
Principal Allocation Percentage                               N/A            69.7302%          30.2698%
Collections of Finance Chg. Receivables             23,557,043.80      16,426,374.11      7,130,669.69
Collections of Principal Receivables               129,589,884.06      90,363,287.28     39,226,596.78
Defaulted Amount                                     7,187,820.82       5,012,081.94      2,175,738.88

Ending Invested / Transferor Amounts             1,472,108,132.33   1,000,000,000.00    472,108,132.33


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  December 15, 1999 - January 17, 2000              6.60250%           6.80250%          7.31250%
Monthly Interest Due                                 5,144,447.92         513,966.67        656,093.75      6,314,508.33
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   5,144,447.92         513,966.67        656,093.75      6,314,508.33
Investor Default Amount                              4,134,967.60         400,966.56        476,147.78      5,012,081.94
Investor Monthly Fees Due                            1,375,000.00         133,333.33        158,333.33      1,666,666.67
Investor Additional Amounts Dues
Total Due                                           10,654,415.52       1,048,266.56      1,290,574.87     12,993,256.94

Reallocated Investor Finance Charge Collections                                                            16,426,374.11
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.8874%
Base Rate                                                                                                         8.5680%


                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A            Class B         Interest              Total
--------------------------------------------              -------            -------        ----------             -----

Beginning Certificates Balance                     825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00
Interest Distributions                               5,144,447.92         513,966.67        656,093.75      6,314,508.33
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  5,144,447.92         513,966.67        656,093.75      6,314,508.33
Ending Certificates Balance                        825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             6.24

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             6.24

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E.   Class  A  nvestor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-
           Offs  per  $1,000  original  certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount  reimbursed  in respect of Class
           A Investor  Charge-Offs  per $1,000
           original certificate principal amount:           $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           Class A Certificates  exceeds the Class
           A Invested  Amount after  giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             6.42

      2.   Amount of the distribution in
           respect of class B monthly interest:             $             6.42

      3.   Amount of the distribution in
           respect of class B outstanding monthly
           interest:                                        $             0.00

      4.   Amount of the distribution in
           respect of class B additional interest:          $             0.00

     5.    Amount of the distribution in
           respect of class B principal:                    $             0.00


G.   Amount of  reductions  in  Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount  reimbursed  in respect
           of such  reductions  in the Class B
           Invested Amount:                                 $             0.00

      4.   The  amount set forth in  paragraph  3
           above,  per  $1,000  original certificate
           principal amount:                                $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           Class B Certificates  exceeds the Class B
           Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       656,093.75

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       656,093.75

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount  reimbursed  in respect
           of such  reductions  in the Collateral
           Invested Amount:                                 $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    13,551,758.64

           a.   Class A Monthly Interest:                   $     5,144,447.92
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                (Treated as Available Principal
                Collections):                               $     4,134,967.60

           e.   Excess Spread:                              $     4,272,343.12


      2.   Class B Available Funds:                         $     1,314,109.93

           a.   Class B Monthly Interest:                   $       513,966.67
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       800,143.26

      3.   Collateral Available Funds:                      $     1,560,505.54

           a.   Excess Spread:                              $     1,560,505.54

      4.   Total Excess Spread:                             $     6,632,991.92


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           69.7302%

      2.   Series 1999-3 Allocable Principal
           Collections:                                     $   129,589,884.06

      3.   Principal Allocation Percentage of
           Series 1999-3 Allocable Principal
           Collections:                                     $    90,363,287.28

      4.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      5.   Item 3 minus item 4:                             $    90,363,287.28

      6.   Shared Principal Collections from other
           Series allocated to Series 1999-3:                              N/A

      7.   Other amounts Treated as Available Principal
           Collections:                                     $     5,012,081.94

      8.   Available Principal Collections
           (total of 5., 6. & 7.):                          $    95,375,369.22

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    95,000,000.00

      2.   Required Collateral Invested Amount              $    95,000,000.00

      3.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    95,375,369.22


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:                       N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

      1.   Excess Spread:                                   $     6,632,991.92

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
           as Available Principal Collections:              $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       400,966.56
      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00
      8.   Applied to Collateral Monthly Interest:          $       656,093.75
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
           Available Principal Collections:                 $       476,147.78
      11.  Reduction of Collateral Invested Amount
           treated as Available Principal Collections:      $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     3,433,117.17


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.5680%
           b.   Prior Monthly Period               7.7293%
           c.   Second Prior Monthly Period        7.6703%

      2.   Three Month Average Base Rate                               7.9892%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.89%
           b.   Prior Monthly Period                13.69%
           c.   Second Prior Monthly Period         14.37%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.98%


IV. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations       Interest             Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount              717,049,412.19     500,000,000.00    217,049,412.19
Beginning Adjusted Invested Amount                            N/A     500,000,000.00               N/A
Floating Allocation Percentage                                N/A            69.7302%          30.2698%
Principal Allocation Percentage                               N/A            69.7302%          30.2698%
Collections of Finance Chg. Receivables             11,778,521.90       8,213,187.05      3,565,334.84
Collections of Principal Receivables                64,794,942.03      45,181,643.64     19,613,298.39
Defaulted Amount                                     3,593,910.41       2,506,040.97      1,087,869.44

Ending Invested / Transferor Amounts               736,054,066.16     500,000,000.00    236,054,066.16


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  December 15, 1999 - January 17, 2000              6.63250%           6.88250%          7.26250%
Monthly Interest Due                                 2,583,911.46         260,005.56        325,803.82      3,169,720.83
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   2,583,911.46         260,005.56        325,803.82      3,169,720.83
Investor Default Amount                              2,067,483.80         200,483.28        238,073.89      2,506,040.97
Investor Monthly Fees Due                              687,500.00          66,666.67         79,166.67        833,333.33
Investor Additional Amounts Dues
Total Due                                            5,338,895.26         527,155.50        643,044.38      6,509,095.14

Reallocated Investor Finance Charge Collections                                                             8,213,187.05
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.8874%
Base Rate                                                                                                         8.5948%


                                                                                           Collateral
C. Certificates - Balances and Distributions              Class A            Class B        Interest               Total
--------------------------------------------              -------            -------       ----------              -----

Beginning Certificates Balance                     412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                               2,583,911.46         260,005.56        325,803.82      3,169,720.83
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  2,583,911.46         260,005.56        325,803.82      3,169,720.83
Ending Certificates Balance                        412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             6.26

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             6.26

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-
           Offs  per  $1,000  original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount  reimbursed  in respect of Class
           A Investor  Charge-Offs  per $1,000
           original certificate principal amount:           $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           Class A Certificates  exceeds the Class
           A Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             6.50

      2.   Amount of the distribution in
           respect of class B monthly interest:             $             6.50

      3.   Amount of the distribution in
           respect of class B outstanding monthly
           interest:                                        $             0.00

      4.   Amount of the distribution in
           respect of class B additional interest:          $             0.00

     5.    Amount of the distribution in
           respect of class B principal:                    $             0.00


G.   Amount  of  reductions  in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount  reimbursed  in respect
           of such  reductions  in the Class B
           Invested Amount:                                 $             0.00

      4.   The  amount set forth in  paragraph  3
           above,  per  $1,000  original certificate
           principal amount:                                $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           Class B Certificates  exceeds the Class B
           Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


H.   Information regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                $       325,803.82

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                               $       325,803.82

      3.   Amount distributed in respect of Collateral
           Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect  of principal
           on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:       $             0.00

      2.   The total amount  reimbursed  in respect
           of such  reductions  in the Collateral
           Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     6,775,879.32

           a.   Class A Monthly Interest:                   $     2,583,911.46
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                (Treated as Available Principal
                Collections):                               $    2,067,483.80

           e.   Excess Spread:                              $     2,124,484.06


      2.   Class B Available Funds:                         $       657,054.96

           a.   Class B Monthly Interest:                   $       260,005.56
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       397,049.41

      3.   Collateral Available Funds:                      $       780,252.77

           a.   Excess Spread:                              $       780,252.77

      4.   Total Excess Spread:                             $     3,301,786.24


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           69.7302%

      2.   Series 1999-4 Allocable Principal
           Collections:                                     $    64,794,942.03

      3.   Principal Allocation Percentage of
           Series 1999-4 Allocable Principal
           Collections:                                     $    45,181,643.64

      4.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      5.   Item 3 minus item 4:                             $    45,181,643.64

      6.   Shared Principal Collections from other
           Series allocated to Series 1999-4:                              N/A

      7.   Other amounts Treated as Available Principal
           Collections:                                     $     2,506,040.97

      8.   Available Principal Collections
           (total of 5., 6. & 7.):                          $    47,687,684.61

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    47,500,000.00

      2.   Required Collateral Invested Amount              $    47,500,000.00

      3.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:        $             0.00

      4.   Treated as Shared Principal Collections:         $    47,687,684.61


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:                       N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

      1.   Excess Spread:                                   $     3,301,786.24

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
           as Available Principal Collections:              $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       200,483.28
      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00
      8.   Applied to Collateral Monthly Interest:          $       325,803.82
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
           Available Principal Collections:                 $       238,073.89
      11.  Reduction of Collateral Invested Amount
           treated as Available Principal Collections:      $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
           Collateral Interest Holder:                      $             0.00
      l4.  Balance:                                         $     1,704,091.92


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.5948%
           b.   Prior Monthly Period               7.7561%
           c.   Second Prior Monthly Period        7.6970%

      2.   Three Month Average Base Rate                               8.0160%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.89%
           b.   Prior Monthly Period                13.69%
           c.   Second Prior Monthly Period         14.37%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.98%



IV. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series       Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations       Interest             Interest
----------------------------------                    -----------    ---------------       -----------

Beginning Invested /Transferor Amount              717,049,412.19     500,000,000.00    217,049,412.19
Beginning Adjusted Invested Amount                            N/A     500,000,000.00               N/A
Floating Allocation Percentage                                N/A            69.7302%          30.2698%
Principal Allocation Percentage                               N/A            69.7302%          30.2698%
Collections of Finance Chg. Receivables             11,778,521.90       8,213,187.05      3,565,334.84
Collections of Principal Receivables                64,794,942.03      45,181,643.64     19,613,298.39
Defaulted Amount                                     3,593,910.41       2,506,040.97      1,087,869.44

Ending Invested / Transferor Amounts               736,054,066.16     500,000,000.00    236,054,066.16


                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A            Class B         Interest              Total
--------------------------------------                    -------            -------        ----------             -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  December 15, 1999 - January 17, 2000              6.70250%           6.94250%          7.36250%
Monthly Interest Due                                 2,611,182.29         262,272.22        330,289.93      3,203,744.44
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   2,611,182.29         262,272.22        330,289.93      3,203,744.44
Investor Default Amount                              2,067,483.80         200,483.28        238,073.89      2,506,040.97
Investor Monthly Fees Due                              687,500.00          66,666.67         79,166.67        833,333.33
Investor Additional Amounts Dues
Total Due                                            5,366,166.09         529,422.17        647,530.49      6,543,118.75

Reallocated Investor Finance Charge Collections                                                             8,213,187.05
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.8874%
Base Rate                                                                                                         8.6678%


                                                                                           Collateral
C. Certificates - Balances and Distributions              Class A            Class B        Interest               Total
--------------------------------------------              -------            -------       ----------              -----

Beginning Certificates Balance                     412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                               2,611,182.29         262,272.22        330,289.93      3,203,744.44
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  2,611,182.29         262,272.22        330,289.93      3,203,744.44
Ending Certificates Balance                        412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             6.33

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             6.33

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E.   Class A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-
           Offs  per  $1,000  original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount  reimbursed  in respect of Class
           A Investor  Charge-Offs  per $1,000
           original certificate principal amount:           $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           Class A Certificates  exceeds the Class
           A Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             6.56

      2.   Amount of the distribution in
           respect of class B monthly interest:             $             6.56

      3.   Amount of the distribution in
           respect of class B outstanding monthly
           interest:                                        $             0.00

      4.   Amount of the distribution in
           respect of class B additional interest:          $             0.00

     5.    Amount of the distribution in
           respect of class B principal:                    $             0.00


G.   Amount  of  reductions  in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount  reimbursed  in respect
           of such  reductions  in the Class B
           Invested Amount:                                 $             0.00

      4.   The  amount set forth in  paragraph  3
           above,  per  $1,000  original  certificate
           principal amount:                                $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           Class B Certificates  exceeds the Class B
           Invested  Amount after  giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


H.   Information regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       330,289.93

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       330,289.93

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount  reimbursed  in respect
           of such  reductions  in the Collateral
           Invested Amount:                                 $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     6,775,879.32

           a.   Class A Monthly Interest:                   $     2,611,182.29
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                (Treated as Available Principal
                Collections):                               $     2,067,483.80

           e.   Excess Spread:                              $     2,097,213.23


      2.   Class B Available Funds:                         $       657,054.96

           a.   Class B Monthly Interest:                   $       262,272.22
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       394,782.74

      3.   Collateral Available Funds:                      $       780,252.77

           a.   Excess Spread:                              $       780,252.77

      4.   Total Excess Spread:                             $     3,272,248.74


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           69.7302%

      2.   Series 1999-5 Allocable Principal
           Collections:                                     $    64,794,942.03

      3.   Principal Allocation Percentage of
           Series 1999-5 Allocable Principal
           Collections:                                     $    45,181,643.64

      4.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      5.   Item 3 minus item 4:                             $    45,181,643.64

      6.   Shared Principal Collections from other
           Series allocated to Series 1999-5:                              N/A

      7.   Other amounts Treated as Available Principal
           Collections:                                     $     2,506,040.97

      8.   Available Principal Collections
           (total of 5., 6. & 7.):                          $    47,687,684.61

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    47,500,000.00

      2.   Required Collateral Invested Amount              $    47,500,000.00

      3.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:        $             0.00

      4.   Treated as Shared Principal Collections:         $    47,687,684.61


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:                       N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

      1.   Excess Spread:                                   $     3,272,248.74

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
           as Available Principal Collections:              $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       200,483.28
      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00
      8.   Applied to Collateral Monthly Interest:          $       330,289.93
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
           Available Principal Collections:                 $       238,073.89
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     1,670,068.31


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.6678%
           b.   Prior Monthly Period               7.8291%
           c.   Second Prior Monthly Period        7.7701%

      2.   Three Month Average Base Rate                               8.0890%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.89%
           b.   Prior Monthly Period                13.69%
           c.   Second Prior Monthly Period         14.37%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.98%



IV. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total  Investor       Transferors
A. Investor/Transferor Allocations                    Allocations         Interest            Interest
----------------------------------                    ------------   ---------------       -----------

Beginning Invested /Transferor Amount              717,049,412.19     500,000,000.00    217,049,412.19
Beginning Adjusted Invested Amount                            N/A     500,000,000.00               N/A
Floating Allocation Percentage                                N/A            69.7302%          30.2698%
Principal Allocation Percentage                               N/A            69.7302%          30.2698%
Collections of Finance Chg. Receivables             11,778,521.90       8,213,187.05      3,565,334.84
Collections of Principal Receivables                64,794,942.03      45,181,643.64     19,613,298.39
Defaulted Amount                                     3,593,910.41       2,506,040.97      1,087,869.44

Ending Invested / Transferor Amounts               736,054,066.16     500,000,000.00    236,054,066.16


                                                                                           Collateral
B. Monthly Period Funding Requirements                    Class A            Class B        Interest               Total
--------------------------------------                    -------            -------       ----------              -----

Principal Funding Account                                    0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                       0.00               0.00              0.00              0.00
Reserve Draw Amount                                          0.00               0.00              0.00              0.00
Available Reserve Account Amount                             0.00               0.00              0.00              0.00
Reserve Account Surplus                                      0.00               0.00              0.00              0.00

Coupon  December 15, 1999 - January 17, 2000              6.66250%           6.89250%          7.36250%
Monthly Interest Due                                 2,595,598.96         260,383.33        330,289.93      3,186,272.22
Outstanding Monthly Interest Due                             0.00               0.00              0.00              0.00
Additional Interest Due                                      0.00               0.00              0.00              0.00
Total Interest Due                                   2,595,598.96         260,383.33        330,289.93      3,186,272.22
Investor Default Amount                              2,067,483.80         200,483.28        238,073.89      2,506,040.97
Investor Monthly Fees Due                              687,500.00          66,666.67         79,166.67        833,333.33
Investor Additional Amounts Dues
Total Due                                            5,350,582.76         527,533.28        647,530.49      6,525,646.53

Reallocated Investor Finance Charge Collections                                                             8,213,187.05
Interest and Principal Funding Investment Proceeds                                                                  0.00
Series Adjusted Portfolio Yield                                                                                  13.8874%
Base Rate                                                                                                         8.6303%


                                                                                           Collateral
C. Certificates - Balances and Distributions              Class A            Class B        Interest               Total
--------------------------------------------              -------            -------       ----------              -----

Beginning Certificates Balance                     412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00
Interest Distributions                               2,595,598.96         260,383.33        330,289.93      3,186,272.22
Principal Deposits - Prin. Funding Account                   0.00               0.00              0.00              0.00
Principal Distributions                                      0.00               0.00              0.00              0.00
Total Distributions                                  2,595,598.96         260,383.33        330,289.93      3,186,272.22
Ending Certificates Balance                        412,500,000.00      40,000,000.00     47,500,000.00    500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             6.29

      2.   Amount of the distribution in
           respect of Class A Monthly Interest:             $             6.29

      3.   Amount of the distribution in respect of
           Class A Outstanding Monthly Interest:            $             0.00

      4.   Amount of the distribution in respect of
           Class A Additional Interest:                     $             0.00

      5.   Amount of the distribution in
           respect of Class A Principal:                    $             0.00


E.   Class A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-
           Offs  per  $1,000  original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount  reimbursed  in respect of Class
           A Investor  Charge-Offs  per  $1,000
           original certificate principal amount:           $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of the
           the Class A Certificates  exceeds the Class
           A Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             6.51

      2.   Amount of the distribution in
           respect of class B monthly interest:             $             6.51

      3.   Amount of the distribution in
           respect of class B outstanding monthly
           interest:                                        $             0.00

      4.   Amount of the distribution in
           respect of class B additional interest:          $             0.00

     5.    Amount of the distribution in
           respect of class B principal:                    $             0.00

G.   Amount  of  reductions  in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount  reimbursed  in respect
           of such  reductions  in the Class B
           Invested Amount:                                 $             0.00

      4.   The  amount set forth in  paragraph  3
           above,  per  $1,000  original certificate
           principal amount:                                $             0.00

      5.   The amount,  if any, by which the
           outstanding  principal  balance of
           the Class B Certificates  exceeds the Class B
           Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


H.   Information regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       330,289.93

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       330,289.93

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2. The total amount reimbursed in respect of such reductions in the Collateral

            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     6,775,879.32

           a.   Class A Monthly Interest:                   $     2,595,598.96
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                (Treated as Available Principal
                Collections):                               $     2,067,483.80

           e.   Excess Spread:                              $     2,112,796.56


      2.   Class B Available Funds:                         $       657,054.96

           a.   Class B Monthly Interest:                   $       260,383.33
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       396,671.63

      3.   Collateral Available Funds:                      $       780,252.77

           a.   Excess Spread:                              $       780,252.77

      4.   Total Excess Spread:                             $     3,289,720.96


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           69.7302%

      2.   Series 1999-6 Allocable Principal
           Collections:                                     $    64,794,942.03

      3.   Principal Allocation Percentage of
           Series 1999-6 Allocable Principal
           Collections:                                     $    45,181,643.64

      4.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      5.   Item 3 minus item 4:                             $    45,181,643.64

      6.   Shared Principal Collections from other
           Series allocated to Series 1999-6:                              N/A

      7.   Other amounts Treated as Available Principal
           Collections:                                     $     2,506,040.97

      8.   Available Principal Collections
           (total of 5., 6. & 7.):                          $    47,687,684.61

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    47,500,000.00

      2.   Required Collateral Invested Amount              $    47,500,000.00

      3.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:        $             0.00

      4.   Treated as Shared Principal Collections:         $    47,687,684.61

M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:                       N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

      1.   Excess Spread:                                   $     3,289,720.96

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
           as Available Principal Collections:              $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       200,483.28
      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00
      8.   Applied to Collateral Monthly Interest:          $       330,289.93
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
           Available Principal Collections:                 $       238,073.89
      11.  Reduction of Collateral Invested Amount
           treated as Available Principal Collections:      $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
           Collateral Interest Holder:                      $             0.00
      l4.  Balance:                                         $     1,687,540.53

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.6303%
           b.   Prior Monthly Period               7.7916%
           c.   Second Prior Monthly Period        7.7326%

      2.   Three Month Average Base Rate                               8.0515%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              13.89%
           b.   Prior Monthly Period                13.69%
           c.   Second Prior Monthly Period         14.37%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.98%